SIXTH AMENDMENT TO LEASE

THIS SIXTH AMENDMENT TO LEASE (this "Amendment") is entered into as of this 31st day of October, 2025 (the "Effective Date"), by and between BMR-201 INDUSTRIAL

ROAD LP, a Delaware limited partnership ("Landlord"), and NATERA, INC., a Delaware corporation ("Tenant").

RECITALS

A.WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of October 26, 2015 as amended by that certain First Amendment to Lease dated as of October 6, 2016, that certain Second Amendment to Lease dated as of January 6, 2021, that certain Third Amendment to Lease dated as of February 1, 2023, that certain Fourth Amendment to Lease dated as of April 11, 2023 and that certain Fifth Amendment to Lease dated as of July 17, 2024 (the "Fifth Amendment") (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the "Existing Lease");
B.WHEREAS, Landlord and Tenant desire to extend the TI Deadline (as defined in the Fifth Amendment); and
C.WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the "Lease." From and after the date hereof, the term "Lease," as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.
2.TI Deadline. The term "TI Deadline" as defined m Section 5 of the Fifth Amendment shall hereafter mean December 31, 2026.
3.No Default. Tenant represents, warrants and covenants that, to the best of Tenant's knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.
4.Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the

BioMed Realty form dated 10/04/23

terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

5.Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.
6.Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.
7.Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.
8.Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-201 INDUSTRIAL ROAD LP,

a Delaware limited partnership

By: /s/ Kevin Tremblay

Name: Kevin Tremblay

Title:Senior Vice President, California Markets

TENANT:

NATERA, INC.,

a Delaware corporation

By: /s/ John Ryan

Name: John Ryan

Title: Chief Lab Officer